UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2015

BIOSCRIP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-28740	05-0489664
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Clearbrook Road, Elmsford, New York	10523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 460-1600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 27, 2015 (the “Closing Date”), BioScrip, Inc. (the “Company”) completed its previously announced sale of the Company’s PBM Services segment (the “PBM Business”) pursuant to the Asset Purchase Agreement dated as of August 9, 2015 (the “Asset Purchase Agreement”) by and among the Company, BioScrip PBM Services, LLC and ProCare Pharmacy Benefit Manager Inc. (the “Buyer”). Under the Asset Purchase Agreement, the Buyer agreed to acquire substantially all of the assets used solely in connection with the PBM Business and to assume certain PBM Business liabilities (the “PBM Sale”).

On the Closing Date, pursuant to the terms of the Asset Purchase Agreement, the Company received total cash consideration of approximately $25.6 million, including an adjustment for estimated Closing Date net working capital (the “Purchase Price”). The Company used the net proceeds from the PBM Sale to pay down a portion of the Company’s outstanding debt. The Purchase Price is subject to adjustment following the completion of a post-closing calculation of the total net working capital of the PBM Business as of the Closing Date.

A copy of the Asset Purchase Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 10, 2015 and is incorporated herein by reference. We encourage you to read the Asset Purchase Agreement for a more complete understanding of the PBM Sale. The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement. The Company is filing as an exhibit the Company’s unaudited pro forma consolidated financial information with respect to the PBM Sale, which is included as Exhibit 99.1.

Section 8 – Other Events

Item 8.01. Other Events.

On August 31, 2015, the Company issued a press release announcing the completion of the PBM Sale and providing an update on the Company’s previously announced financial improvement plan (the “Press Release”). A copy of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(b)	Pro forma financial information

The following unaudited pro forma condensed combined financial statements are attached to this Current Report on Form 8-K as Exhibit 99.1 and are incorporated herein by reference:

•	Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2015;
•	Unaudited Pro Forma Consolidated Statement of Operations for the fiscal year ended December 31, 2014;
•	Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2015; and
•	Notes to Unaudited Pro Forma Consolidated Financial Information.

(d)	Exhibits.

See the Exhibit Index which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSCRIP, INC.

Date: August 31, 2015	/s/ Kathryn M. Stalmack
	By:	Kathryn M. Stalmack
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Unaudited Pro Forma Consolidated Financial Information of the Company.

99.2	Press Release issued by the Company, dated August 31, 2015.